Assignment, Assumption, Joinder AND AMENDMENT Agreement

JF Franchise Systems, LLC

This ASSIGNMENT, Assumption AND JOINDER Agreement (this “Agreement”) is entered into effective as of December _______, 2013 by and between Cameron M. Harris, Darrell C. Ferguson, Joseph H. Drury, and H. Keith Stoneman (individually as “Assignor”, and together as “Assignors”), Chanticleer Holdings, Inc., a Delaware corporation (as “Assignee”), and JF Franchise Systems, LLC, a North Carolina limited liability company (the “Company”). Terms capitalized herein but not otherwise defined shall have the meaning ascribed thereto in the Amended and Restated Operating Agreement of the JF Franchise Systems, LLC, a North Carolina limited liability company dated as of the 1st day of June, 2008, and in effect as of the date hereof (the “Operating Agreement”).

FOR AND IN CONSIDERATION OF the payment of the purchase price and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.           Assignment and Assumption. The Assignors hereby assign, sell, transfer and set over (collectively, the "Assignment") to the Assignee, the Assignors’ rights, titles, benefits, privileges and interests in and to a Fifty-One Percent (51%) Preferred Membership Interest and Shares in the Company so that the Assignors’ Interest are reduced, as set out in Exhibit A hereto. The Assignee hereby accepts the Assignment and assumes and agrees to observe and perform all of the duties, obligations, terms, provisions and covenants to be observed, performed, paid or discharged from and after the date hereof, with respect to Assignors’ Preferred Membership Interest being transferred in the Company.

2.           Purchase Price. The Assignee shall pay the sum of One Thousand Dollars ($1,000.00) to H. Dockery Teele, Jr., PA, as Escrow Agent on or before December ______, 2013. The Escrow Agent shall pay the amounts received as set out in Schedule I, attached.

3.           Joinder in Operating Agreement. The undersigned Assignee hereby agrees (i) to become a Preferred Member of the Company, (ii) to become a party to the Operating Agreement and to be bound by and to comply with the terms, conditions and provisions of the Operating Agreement by executing this Assignment, Assumption, Joinder and Amendment Agreement.

4.           Recapitalization and Amendment of Operating Agreement. The Operating Agreement is amended by replacing its Exhibit A by the Exhibit A, attached and the Company is recapitalized so that the Membership Interest and Units are owned by the Members as set out in Exhibit A. The Assignors each acknowledge that the Company is not indebted to them for prior services, loans, or contractual obligations.

5.           Representations By Assignors. To induce the Assignee to accept the delivery of this Assignment, the Assignors each hereby represent and warrant the following to the Assignee with respect to their Preferred Membership Interest that, on the date hereof and at the time of such delivery:

5.1.          Each Assignor is the legal and beneficial owner of the Preferred Membership Interest being assigned. Each Assignor has not sold, transferred, or encumbered any or all of the Preferred Membership Interest. Subject to the provisions of the Operating Agreement, each Assignor has the full and sufficient right at law and in equity to transfer and assign the Preferred Membership Interest, and is transferring and assigning the Preferred Membership Interest to the Assignee free and clear of any and all right, title, or interest of any other person whatsoever.

5.2.          Each Assignor has been given no notice of any default by the Assignor in performing his obligations under the provisions of the Operating Agreement and, to the best of the Assignor=s knowledge, information, and belief, the Assignor is not in default in performing those obligations.

5.3.          All Preferred Members of the Company have consented to this Agreement. There are no Common Members.

5.4.          The Assignors also are the Preferred Members of JF Restaurants, LLC (“JFR”) and own a majority of the Preferred Unit Percentage Interest in JFR, and by Majority Approval hereby authorize the Manager of JFR to join in this Agreement to acknowledge consent and agree to this Agreement and the Recapitalization on behalf of JFR.

6.           Consent to Transfers.

6.1           The parties hereby consent to the transfer by [_____] of [___] of his Preferred Share Percentage Interest (and Shares representing said Interest) to [_________], it being agreed for such Shares to be subject to the terms of the Operating Agreement; such transfer is reflected in Exhibit A, attached hereto.

6.2           The parties hereby consent to the future transfer by Joseph Drury of 5.00% of his Preferred Share Percentage Interest (and Shares representing said Interest) to Chanticleer Holdings, Inc. subject to the execution of such joinder and other documents required for such Shares to be subject to the terms of the Operating Agreement.

6.3           All the parties consent to the future transfer of [________] Membership Interest and Shares to [_______] and its becoming a Preferred Member upon [__________] executing such joinder and other documents required by the Operating Agreement to become a Preferred Member.

7.           Miscellaneous. This Agreement may be executed in one or more counterparts, including facsimile counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement via facsimile transmission shall be equally as effective as delivery of an original executed counterpart. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to its choice of law principles.

IN WITNESS WHEREOF, the parties have executed this Assignment, Assumption and Joinder Agreement as of the date first above written.

ASSIGNORS:

Cameron M. Harris

Darrell C. Ferguson

Joseph H. Drury

H. Keith Stoneman
ASSIGNEE:
Chanticleer Holdings, Inc.

By:

(print name)
Its:

THIS AGREEMENT IS

CONSENTED AND AGREED TO:

JF Restaurants, LLC

By: Joseph H. Drury, Manager
Dated: December _______, 2013

Acknowledgement of Assignment and Admission as a Preferred Member. The Company hereby acknowledges and agrees that all the terms and conditions for the valid transfer of Assignors’ Preferred Membership Interest in the Company to Assignee has been satisfied or waived and that the Assignee is hereby admitted as a Preferred Member of the Company.

Dated: December ______, 2013

THE COMPANY:
JF Franchise Systems, LLC

By: Joseph H. Drury, Manager

EXHIBIT A

JF FRANCHISE SYSTEMS, LLC

CAPITALIZATION SCHEDULE

(AS OF DECEMBER _______, 2013)

Member	Capital Account (1)	Preferred Shares (2)	Preferred Share Percentage Interest (3)	Common Shares (4)	Percentage Interest (5)	Convertible Loans (6)	Non-Convertible Loans (7)
Chanticleer Holdings, Inc.	$51,000.00	51.00	51.00	-0-	51.00	-0-	-0-

Total	$100,000.00	100.00	100.00	-0-	100.00	-0-	-0-

Notes:

(1)  Capital accounts adjusted to reflect the Company’s value as of the date of this Amendment and recapitalization.

(2)  Reflects (i) the Units after recapitalization, (ii) assignment of [___] Preferred Share Percentage Interest and Shares by [____] to [________], and (iii) the 51% assignment of Preferred Membership and Percentage Interest to Chanticleer by the Preferred Members.

(3)  Reflects the reallocation of Preferred Units after (2) above.

(5)  Reflects Percentage Interest after (2) and (3) above.

Each Preferred Member hereby acknowledges and agrees that this Exhibit A is accurate with respect to himself and each other Preferred Member as of December _______, 2013.

CMH	DCF	JHD	HKS	CH, Inc.

Schedule I

Assignment, Assumption, Joinder AND AMENDMENT Agreement

jf restaurants, llc

This ASSIGNMENT, Assumption AND JOINDER Agreement (this “Agreement”) is entered into effective as of December _______, 2013 by and between Cameron M. Harris, Ferguson Family Investments, LLC, Joseph H. Drury, and H. Keith Stoneman (individually as “Assignor”, and together as “Assignors”), Chanticleer Holdings, Inc., a Delaware corporation (as “Assignee”), and JF Restaurants, LLC, a North Carolina limited liability company (the “Company”). Terms capitalized herein but not otherwise defined shall have the meaning ascribed thereto in the Second Amended and Restated Operating Agreement of the JF Restaurants, LLC, a North Carolina limited liability company dated as of the 1st day of January, 2010, and in effect as of the date hereof (the “Operating Agreement”).

FOR AND IN CONSIDERATION OF the payment of the purchase price and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.           Assignment and Assumption. The Assignors hereby assign, sell, transfer and set over (collectively, the "Assignment") to the Assignee, the Assignors’ rights, titles, benefits, privileges and interests in and to a Fifty-One Percent (51%) Preferred Membership Interest and Units in the Company so that the Assignors’ Interest are reduced, as set out in Exhibit A hereto. The Assignee hereby accepts the Assignment and assumes and agrees to observe and perform all of the duties, obligations, terms, provisions and covenants to be observed, performed, paid or discharged from and after the date hereof, with respect to Assignors’ Preferred Membership Interest being transferred in the Company.

2.           Purchase Price. The Assignee has paid, and the Assignors’ acknowledge the payment of Four Hundred Thirty-Four Thousand Three Hundred Twenty-Four and 71/100 Dollars ($434,324.71) to the Company. The Assignee shall pay the additional sum of One Hundred Twenty-Five Thousand Six Hundred Seventy-Five and 29/100 Dollars ($125,675.29) to H. Dockery Teele, Jr., PA, as Escrow Agent on or before December ______, 2013. The Escrow Agent shall pay the amounts received as set out in Schedule I, attached.

3.           Joinder in Operating Agreement. The undersigned Assignee hereby agrees (i) to become a Preferred Member of the Company, (ii) to become a party to the Operating Agreement and to be bound by and to comply with the terms, conditions and provisions of the Operating Agreement by executing this Assignment, Assumption, Joinder and Amendment Agreement.

4.           Recapitalization and Amendment of Operating Agreement. The Operating Agreement is amended by replacing its Exhibit A by the Exhibit A, attached and the Company is recapitalized so that the Membership Interest and Units are owned by the Members as set out in Exhibit A. As a part of said recapitalization and in consideration of the Purchase Price, the Assignors each agree that all loans of any kind made or held by each of them or their affiliates to the Company are deemed paid and satisfied, and the Assignors each release the Company from any obligation to pay said loans, and further acknowledge that the Company is not indebted to them for prior services or contractual obligations.

5.           Representations By Assignors. To induce the Assignee to accept the delivery of this Assignment, the Assignors each hereby represent and warrant the following to the Assignee with respect to their Preferred Membership Interest that, on the date hereof and at the time of such delivery:

5.1.          Each Assignor is the legal and beneficial owner of the Preferred Membership Interest being assigned. Each Assignor has not sold, transferred, or encumbered any or all of the Preferred Membership Interest. Subject to the provisions of the Operating Agreement, each Assignor has the full and sufficient right at law and in equity to transfer and assign the Preferred Membership Interest, and is transferring and assigning the Preferred Membership Interest to the Assignee free and clear of any and all right, title, or interest of any other person whatsoever.

5.2.          Each Assignor has been given no notice of any default by the Assignor in performing his obligations under the provisions of the Operating Agreement and, to the best of the Assignor=s knowledge, information, and belief, the Assignor is not in default in performing those obligations.

5.3.          All Preferred Members and Common Members of the Company have consented to this Agreement.

6.           Consent to Transfer. The parties hereby consent to the transfer by Joseph Drury of Five Percent (5%) of his Preferred Unit Percentage Interest (and the Units representing such Interest) to Chanticleer Holdings, Inc. subject to the execution of such joinder and other documents required for such Units to be subject to the terms of the Operating Agreement.

7.           Miscellaneous. This Agreement may be executed in one or more counterparts, including facsimile counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement via facsimile transmission shall be equally as effective as delivery of an original executed counterpart. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to its choice of law principles.

IN WITNESS WHEREOF, the parties have executed this Assignment, Assumption and Joinder Agreement as of the date first above written.

ASSIGNORS:

Cameron M. Harris

Ferguson Family Investments, LLC

By:
Darrell C. Ferguson, Manager

Joseph H. Drury

H. Keith Stoneman

ASSIGNEE:
Chanticleer Holdings, Inc.

By:

(print name)
Its:

CONSENTED AND AGREED TO:

Thomas G. Lewison

Shelley Curtin

Dana Sinkler

Acknowledgement of Assignment and Admission as a Preferred Member. The Company hereby acknowledges and agrees that all the terms and conditions for the valid transfer of Assignors’ Preferred Membership Interest in the Company to Assignee has been satisfied or waived and that the Assignee is hereby admitted as a Preferred Member of the Company.

Dated: December ______, 2013

THE COMPANY:
JF Restaurants, LLC

By: Joseph H. Drury, Manager

EXHIBIT A

JF RESTAURANTS, LLC CAPITALIZATION SCHEDULE

(AS OF DECEMBER _______, 2013)

Member	Capital Account (1)	Preferred Units (2)	Preferred Unit Percentage Interest (3)	Common Units (4)	Percentage Interest (5)	Convertible Loans (6)	Non-Convertible Loans (7)
Chanticleer Holdings, Inc.	$560,000.00	47.25	51.00		47.25

Total	$1,098,039.00	92.65	100.00	4.90	100.00

Notes:

(1)  Capital accounts adjusted to reflect the Company’s value as of the date of this Amendment and recapitalization.

(2)  Reflects (i) the Units after recapitalization and satisfaction of Member loans, (ii) assignment of [________] (principal and accrued interest) of Convertible Loans and [________] (principal and accrued interest) of Non-Convertible Loans by [____] to [_________], (iii) [_______] re-assignment to [___________], and (iv) the 51% assignment of Preferred Membership and Percentage Interest to Chanticleer by the Preferred Members.

(3)  Reflects the reallocation of Preferred Units after (2) above.

(4)  Reflects the reduction of Common Units following (2) above.

(5)  Reflects Percentage Interest after (2) (3) and (4) above.

(6)  Reflects conversion of Convertible Loans to Preferred Members Percentage Interest and Units at 130%

(7)  Reflects conversion of Non-Convertible Loans to Preferred Members Percentage Interest and Units at 100%

Each Preferred Member hereby acknowledges and agrees that this Exhibit A is accurate with respect to himself and each other Preferred Member as of December _______, 2013.

CMH	FFI, LLC	JHD	HKS	TGL	SC	DS	CH, Inc.

Schedule I